July 10, 2003

DEED OF VARIATION

LORD RAZZALL and
JOHN ANTHONY MITCHELL trading as
ARGONAUT ASSOCIATES

and

BOSTON FIDELITY LIMITED

FLADGATE FIELDER
25 North Row
London W I K 6DJ
Tel: 020 7323 4747
Fax: 020 7629 4414
Ref: ELB/20500/0001



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DATE:  2003

PARTIES:

(1) LORD RAZZALL and JOHN ANTHONY MITCHELL trading as ARGONAUT ASSOCIATES care of second floor, 14-16 Regent Street, London SW1Y 4PH (Argonaut);

(2) BOSTON FIDELITY LIMITED care of Asian Management Services, 111 North Bridge Road, 18-01 Peninsula Plaza, Singapore 179098, Singapore (Boston);

(3) TOTAL HORIZONS INC of c/8631 Terrance Drive, El Ceritto, California, CA 04530 USA (TH); and

(4) PAY2 LIMITED of c/o Exchange House, 54-58 Alhol Street, Douglas, Isle of Man, IMI IJD United Kingdom (Pay2).

The parties to this agreement agree that the heads of agreement doted 21 February 2003 as amended by a deed of variation dated Tuesday, 29 April 2003 will be terminated and of no effect among them immediately upon the signature by all of them of the heads of agreement set out in the schedule to this agreement.


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                                   Schedule I

                                    AGREEMENT

                                     PARTIES

                     LORD RAZZALL and JOHN ANTHONY MITCHELL
                         trading as ARGONAUT ASSOCIATES

                             BOSTON FIDELITY LIMITED

                    PAYGARD INC, formerly TOTAL HORIZON INC.

                                  PAY2 LIMITED

                           ARGONAUT ASSOCIATES LIMITED




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THIS AGREEMENT is made on         2003

BETWEEN:

LORD RAZZALL and JOHN ANTHONY MITCHELL trading as ARGONAUT ASSOCIATES C/- of 2ND Floor, 14-16 Regent Street, London SW1Y MPH, United Kingdom ("Argonaut")

and

BOSTON FIDELITY LIMITED c/o Asian Management Services, 111 North Bridge Road, 18-01 Peninsula Plaza, Singapore 179098, Singapore ("Boston')

and

PAYGARD INC, formerly TOTAL HORIZON INC, c/o 8631 Terrance Drive, El Cerrito, California, CA 04530, USA ("TH")

and

PAY2 LIMITED c/o Exchange House, 54-58 Athol Street, Douglas, Isle of Man, IM1 1JD, United Kingdom ("Pay2")

and

ARGONAUT ASSOCIATES LIMITED c/o Papabasiliou House, PO Box 27007, 70 John F Kennedy Avenue, Nicosia, Cyprus CY1641 ("AAC")

RECITALS:

A. The parties wish to enter into this agreement to set out their respective rights and obligations in relation to a transaction involving TH and the "Pay2 Card System".

B. The parties have agreed to acquire shares in TH on the terms and conditions contained in this agreement.

C. The parties have agreed to operate the business known as "Pay2 Card System" on the terms set out in this agreement.

THE PARTIES AGREE in consideration of the mutual promises contained in this agreement:

1.     DEFINITIONS AND INTERPRETATION

1.1    Definitions

In this agreement:

"Business Day" means a day on which banks are open for business in the United States of America;

"Conditions Precedent" means the conditions in clause 2. 1;

"Members" means a member of the World Games Organization;

"MSL" means Miramas Services Limited, a company incorporated in Guernsey;

"Pay2 Card System" means a digital electronic debit card provided to the Members;

"Quotation" means the OTC dealing facility referred to in clause 2.1 (i);

"Shareholders' Agreement" means a shareholders' agreement between Argonaut and Boston on or substantially on the terms set out in clause 6;

"Share" means a share of common stock with a par value of US $0.001 in the capital of TH.


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1.2 Interpretation

In this agreement, unless the context otherwise requires:

     (a) headings and underlinings are for convenience only and do not affect its interpretation;

     (b)  words importing the singular include the plural and vice versa;

     (c)  words importing a gender include any gender,

     (d) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning,

     (e) a reference to any thing, including, but not limited to, any right, includes a part of that thing;

     (f) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

     (g) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

     (h) a reference to a party to a document includes that party's successors and permitted assigns;

     (i)  all references to dollars are to US Dollars; and

     (j) if any payment to be made pursuant to this agreement falls due on a non-Business Day, the payment is to be made on the next Business Day.

2.     CONDITIONS PRECEDENT

2.1 This agreement and the obligations of the parties pursuant to it are conditional upon the following:

     (a) Boston being satisfied in its absolute discretion with the results of its due diligence on TH, including its assets, liabilities, capital structure and shareholders;

     (b) Boston being satisfied in its absolute discretion with the rights, title and interest of Pay2 in all intellectual property and know-how in the Pay2 Card System;

     (c) the issue by TH of 28,185,000 Shares credited as fully paid to AAC in consideration for AAC arranging for TH to acquire an exclusive 10 year global license from Pay2 in the form to be agreed (Pay2 License);

     (d) the transfer to Boston by AAC of 4,185,000 Shares in repayment of a promissory note from AAC to Boston for sum totalling US $1,000,000 tent by Boston to AAC;

     (e) TH entering into an agreement with AAC for the repayment of a loan of US $1,000,000 from AAC to TH evidenced by a promissory note;

     (f)  TH changing its name to "Paygard Inc";

     (g) TH completing all relevant statutory, legal, and accounting obligations and obtaining all necessary approvals to enable it to have its shares dealt in on the Over the Counter Billboard in the United States of America and paying all fees associated with the Quotation;

     (h) TH obtaining all shareholder, SEC, and any other regulatory approvals required under the laws of the United States of America to any and all of the transactions contemplated in this agreement;

     (i) the execution of the Shareholders' Agreement and such other agreements required to give effect to the transactions contemplated in this agreement;

     (j) TH being satisfied with its due diligence investigations in respect of Boston.


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2.2    In the event that the Conditions Precedent are not satisfied by 30
       September 2003, Boston and Argonaut may elect by notice in writing to terminate this agreement whereupon the parties will be released from all further obligations under it.

3.       BOSTON RIGHTS AND OBLIGATIONS

3.1 After satisfaction of the Conditions Precedent, Boston will subscribe in cash for Shares payment for which will be made in installments as follows

     (a) 3,420,000 far $750,000, representing a premium of $0.218 per Share payable on completion;

     (b) 2,916,471 for US $1,000,000 representing a premium of US $0.342 per Share payable one calendar month from completion;

     (c) 2,916,471 for US $1,000,000 representing a premium of US $0.342 per Share payable two calendar months from completion;

     (d) 2,916,471 for US $1,000,000 representing a premium of US $0.342 per Share payable three calendar months from completion; and

     (e) 3,645,588 for US $1,250,000 representing a premium of US $0.,342 per Share payable four calendar months from completion.

The Shares will be issued on completion of the Shareholders Agreement to Boston nil paid and held in trust until the corresponding installment of consideration set out above has, been paid in cleared funds for the account of the Company.

3.2 Boston will grant to TH a 20 year exclusive license to use the names of 1,000,000 Members for the purpose only of marketing the Pay2 Card System to them (Boston License Agreement).

3.3 Boston agrees to introduce the Pay2 Card System to up to 1,000,000 Members and, with the consent of accepting Members, will arrange for those Members to be signed up as Pay2 Card System card members by TH.

3.4 TH will pay the following sums to Boston as and when a Member is signed up as a Pay2 Card System member by TH:

     (a)  for each Member up to 150,000 Members, $5;

     (b)  for each Member from 150,001 to 1,000,000, $5; and

     (c)  for each Member over 1,000,000, $ 50 cents.

3.5 The records of the Members who am the subject of the Boston License Agreement will be maintained in the Pay2 database in the Isle of Man or anywhere else from time to time and those records will at all times remain exclusively the property of TH until the termination or expiry of that license agreement.

3.6 Boston, Pay2, and TH agree that the names of the Members introduced by Boston or World Games Inc to TH will at all times remain the property of the owner. TH and Pay2 agree not to use those names in any form whatsoever other than pursuant to the Boston License Agreement.

3.7 Boston will have the right to acquire the issued share capital of Pay2 in each case at the price proposed by an independent valuer in the Isle of Man as follows:

     (a) in the event that Lord Razzall, John Mitchell or Graham Newall elect to sell all or part of their shareholdings in Pay2 and they do not wish to acquire all or pan of each others, shareholding offered for sale, all or part of the shareholding offered for sale;

     (b) in the event that Pay2 becomes insolvent the entire issued share capital of Pay2.


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4.     MSL RIGHTS AND OBLIGATIONS

4.1 TH will issue 5,700,000 Shares to MSL in satisfaction of the fee owed to MSL for corporate finance services.

4.2 TH will enter into a consultancy agreement with MSL for a term of 3 years commencing on I October 2003 pursuant to which MSL will be paid an annual fee of $150,000. MSL will provide general business and consultancy services.

5.     TH RIGHTS AND OBLIGATIONS

5.1 TH undertakes to Boston not to issue any further shares or other securities without the prior written approval of Boston.

5.2 TH undertakes to Boston to provide it, and its advisers, with access to its books and records for the purpose of enabling Boston to exercise its rights pursuant to this agreement and Argonaut agrees to use its best endeavors to cause TH to provide Boston with such access to the books and records of TH.

6.     SHAREHOLDERS' AGREEMENT

6.1 Argonaut and Boston agree to enter into the Shareholders' Agreement regulating their rights and obligations with respect to their shareholdings in TH, such agreement to:

     (a) provide that Argonaut and Boston will have equal voting rights and control in TH, notwithstanding that Argonaut will hold more Shares than Boston;

     (b) include, without limitation, the terms of dilution and management and rights of refusal in respect of each other's shares in TH and such other terms ordinarily found in shareholders' agreements in common use in the United States of America;

     (c) provide for equal representation on the board of TH, which will not exceed four directors but not fewer than two directors each for Argonaut and Boston;

     (d) provide that the nominated board representatives will in the case of Argonaut, be John Mitchell and Lord Razzall and as an alternate for either or both of them Graham Newall and in the case of Boston, Greg Kennedy and Lindsay Sanford, who may appoint an alternate for either or both of them.

7.     SERVICE CONTRACTS

7.1 Both TH and Pay 2 will enter into a contract for services with Apollo Consulting Limited, London for services on a cost plus 10% basis in the form attached as appendix 2;

7.2 TH will enter into a contract for services with Interpaytech Limited, Nicosia, Cyprus for marketing services for $900,000 per annum in the form attached as appendix 3, with the intention that Interpaytech Limited enter into contractual arrangements with such nominees of Boston and under which $450,000 of the funds to be paid to Interpaytech Limited are disbursed in full to such nominees in equal shares and with such nominees of Argonaut as may be advised by Argonaut and under which $450,000 of the funds am disbursed in full to such nominees in equal shares.

8.     GENERAL

8.1 Each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery and registration of this agreement.

8.2

     (a)  This agreement is governed by the laws of England.

     (b) Each party irrevocably submits to the non-exclusive jurisdiction of the courts of London, England.

     (c) Each party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.


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     (d)  Each  party  irrevocably   waives  any  immunity  in  respect  of  its
          obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment prior to judgment, attachment in aid of execution or execution.

8.3 The terms of this agreement are confidential to each party and the employees, legal advisers, auditors and other consultants to the parties, and may not be disclosed by either party to other persons except:

     (a) with the written consent of the other parties, which consent is not to be unreasonably withheld-, or

     (b)  if required by law or by a stock exchange; or

     (c)  in connection with legal proceedings; or

     (d)  if the information is available generally and publicly.

8.4 Further assurances

Each party must do all things necessary to give full effect to this agreement and the transactions contemplated by this agreement.

8.5 Variation

An amendment or variation to this agreement is not effective unless it is in writing and signed by the parties.

8.6 Waiver

A party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

8.7 Notices

A notice or other communication connected with this agreement will be taken to have been duly and properly given if it is in writing and:

     (a) sent by post, postage prepaid, to the address or last known address of the addressee; or

     (b)  sent by facsimile to the facsimile number of the addressee; or

     (c) otherwise delivered at the address of the addressee set out in this agreement or subsequently notified.

For the purposes of this agreement, the initial address for service for each of the parties is as follows:

Boston:

Address:                   c/o Asian Management Services,
                           111 North Bridge Road, 18-01 Peninsula Plaza
                           Singapore 179098, Singapore

Attention:                 Duncan Merin
Facsimile:                 6563360200
Telephone:                 6563360102

Argonaut:

Address:                  c/o 2nd Floor, 14-16 Regent Street
                           London SW1Y 4PH
                           United Kingdom
Attention:                 Lord Edward Timothy Razzall
Facsimile:                 44 207 976 1833
Telephone:                 44 207 976 1233


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TH:

Address:                   c/o 8631 Terrance Drive, El Cerrito
                           California, CA 04530 USA
Attention:                 David Anderson
Facsimile:                 44 207 976 1833
Telephone:                 44 207 976 1233

Pay2:

Address:                   c/o Exchange House, 54-58 Athol Street
                           Douglas, Isle of Man IM1 I JD
                           United Kingdom

Attention:                 Graham Newall
Facsimile:                 44 207 976 1933
Telephone                  44 207 976 1233

8.8 This agreement may be executed in any number of counterparts, but the counterparts together constitute the one instrument,

8.9 The parties agree that this agreement is to be legally binding on the parties until such time as it is replaced by more formal and comprehensive documentation.

EXECUTED AS AN AGREEMENT:

EXECUTED by LORD RAZZALL
and JOHN ANTHONY MITCHELL for and on behalf of ARGONAUT ASSOCIATES

EXECUTED for and on behalf of
ARGONAUT  ASSOCIATES  LIMITED
by the  authority of
the Directors

Name:
(Director)

In the presence of
Name:
Address
Occupation

EXECUTED for and on behalf of
BOSTON FIDELITY LIMITED
by the authority of the
Directors:

(one signatory)

Name (Director) in the presence of

Name: Address: Occupation:

EXECUTED for and on behalf of
TOTAL HORIZON INC
by the authority of the
Directors:

Name
(Director)

In the presence of

Name: Address: Occupation:


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EXECUTED for and on behalf of
PAY2 Limited
by the authority of the Directors:

Name
(Director)

In the presence of.

Name: Address: Occupation:

EXECUTED for and on behalf of
ARGONAUT ASSOCIATES MUTED,
by the authority of the
Directors:

Name
(Director)

In the presence of

Name: Address: Occupation:

Executed by Lord Razzall and
John Anthony Mitchell
trading as Argonaut Associates

Executed a by Lord Razzall in the presence of:

Witness' signature:

Witness' name:

Address:

Occupation:

Executed by
John Anthony Mitchell
in the presence of:

Witness' signature


Witness' name:
Address:
Occupation:

Executed  by
Boston Fidelity Limited




Executed by Total Horizon, Inc.

Director

Executed  by Pay2 Limited

Director


Interpaytech Ltd


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                                 Nicosia, Cyprus

             Airwaves Consultants Ltd Tortola British Virgin Islands

                                  10 July 2003

Dears Sirs,

                                LETTER AGREEMENT

We are writing to confirm arrangements whereby we. have appointed Airwaves

Consultants Ltd to act as consultants to Interpaytech Ltd providing management and marketing services.

By way of compensation Interpaytech will pay Airwaves Consultants Ltd an annual fee of US $225,000 payable monthly in arrears commencing I' October 2003.

This arrangement will have a term of 3 years.

Please confirm your acceptance of these terms by signing the attached copy of this agreement.

Yours sincerely,


J.A. Mitchell
Director

Accepted:

Airwaves Consultants Ltd


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                                    PAY2 LTD

                                   Isle of Man

Argonaut Associates Ltd
14-16 Regent Street
London, SW I Y 4PH

10 July 2003

Dear Sirs,

We are writing to confirm your appointment as consultants to Pay 2 Ltd providing management services.

in compensation for the provision of these services Pay2 will pay to Argonaut Associates Ltd 54.55% of the annual royally received by Pay2 from Paygard Inc. (formerly known as Total Horizon Inc.) in accordance with the License Agreement dated 20 March 2003 between Pay2 and Total Horizon Inc.

Yours sincerely,

John Mitchell
Director